UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2008

Taylor Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50034	36-4108550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 653-7978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 24, 2008, Taylor Capital Group, Inc. (the “Registrant”) issued a Restated Revolving Note (“Note”) to LaSalle Bank National Association (“BoA”) and entered into a Seventh Amendment to Loan and Subordinated Debenture Purchase Agreement with BoA (the “Seventh Amendment”), pursuant to which the Registrant decreased the revolving loan amount under its credit facility with BoA to $15,000,000 from $20,000,000, extended the maturity date under such credit facility to March 31, 2009 from November 27, 2008, obtained BoA’s consent, in connection with the Transactions (as defined in Item 8.01 below), to the issuance of 10% subordinated notes by the Bank and the issuance of Preferred Shares, the FIC Warrant and the Sub-Debt Warrants (as such terms are defined in Item 8.01 below) by the Registrant and obtained BoA’s waiver of certain events of default under the credit facility.

The descriptions contained herein of the terms of the Note and the Seventh Amendment do not purport to be complete and are qualified in their entirety by reference to the Note and the Seventh Amendment, copies of which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

On September 29, 2008, the Registrant entered into a registration rights agreement (the “Registration Rights Agreement”) to provide the holders of Preferred Shares, Financial Investments Corporation (“FIC”) and members of the Taylor family with certain demand and “piggyback” registration rights with respect to shares of common stock owned by them or their affiliates and shares of common stock issued or issuable upon the conversion or exercise of their Preferred Shares and warrants (including Sub-Debt Warrants issued to holders of Preferred Shares). This registration rights agreement will replace and supersede the registration rights agreement previously entered into between members of the Taylor family and the Registrant, which provided members of the Taylor family with substantially similar registration rights.

The description contained herein of the terms of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Transactions (as defined in Item 8.01 below), the Registrant’s board of directors (the “Board”) increased the number of members of the Board from eleven (11) to thirteen (13). On September 29, 2008, pursuant to the terms of that certain Securities Purchase Agreement, dated as of September 4, 2008, by and among the Registrant and each of the investors listed on the Schedule of Buyers attached thereto and effective immediately following the closing of the Transactions, the Board elected each of Harrison I. Steans and Jennifer W. Steans as a member of the Board to fill the vacancies on the Board created by the aforementioned increase in the size of the Board until the Registrant’s next annual meeting. FIC, a corporation indirectly controlled by Harrison I. Steans and Jennifer W. Steans for which Harrison I. Steans is the Chairman of the Executive Committee and Jennifer W. Steans is the President, has the right to nominate two candidates to become members of the Registrant’s Board (initially Harrison I. Steans and Jennifer W. Steans) at any meeting called for the purpose of electing members of the Board until the first date on which both (i) fewer than 800,000 shares of the Preferred Shares (as defined in Item 8.01 below) are outstanding (subject to customary anti-dilution adjustments), and (ii) the outstanding Preferred Shares represent less than 10% of the total combined voting power of the Registrant’s outstanding capital stock. As part of the Transactions, (a) the Registrant also entered into a management services agreement dated September 29, 2008 (the “Management Services Agreement”) with FIC, pursuant to which FIC will receive a cash fee of $750,000 and the FIC Warrant (as defined in Item 8.01 below) pursuant to which FIC may purchase 500,000 shares of the Registrant’s common stock at an exercise price of $20.00 per share, (b) Harrison I. Steans and a related trust purchased an aggregate of 270,000 Preferred Shares from the Registrant for an aggregate purchase price equal to $6,750,000, and (c) Jennifer W. Steans, related trusts and an affiliated limited partnership purchased an aggregate of 189,300 Preferred Shares from the Registrant for an aggregate purchase price equal to $4,732,500.

The descriptions contained herein of the terms of the Management Services Agreement and the FIC Warrant do not purport to be complete and are qualified in their entirety by reference to the Management Services Agreement and the FIC Warrant, copies of which are referenced as Exhibits 99.4 and 99.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

As previously announced, the Registrant entered into an Employment Agreement with Bruce W. Taylor and Cole Taylor Bank on September 4, 2008 (the “Employment Agreement”), and a Consulting Agreement with Jeffrey W. Taylor and Cole Taylor Bank on September 4, 2008 (the “Consulting Agreement”), each of which agreements became effective upon the closing of the Transactions. Effective October 1, 2008, and pursuant to the terms and conditions of the Consulting Agreement, Jeffrey W. Taylor agreed to become a consultant to the Registrant and resigned from his position as Executive Managing Director, Market Development and New Ventures of the Registrant. The Board also appointed Jeffrey W. Taylor as the Vice Chairman of the Board.

The descriptions contained herein of the terms of the Employment Agreement and the Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the Employment Agreement and the Consulting Agreement, copies of which are referenced as Exhibits 99.6 and 99.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01	Other Events.

At a special meeting on September 29, 2008, the stockholders of the Registrant approved four proposals related to the company’s previously announced agreements to sell (a) $60 million of 8% noncumulative convertible perpetual preferred stock, Series A (“Preferred Shares”), in a private placement to institutional and individual accredited investors and (b) $60 million in principal amount of 10% subordinated notes to be issued by Cole Taylor Bank, the Registrant’s wholly-owned subsidiary bank (the “Bank”), and detachable warrants to purchase shares of the Registrant’s common stock (collectively, the “Transactions”).

Stockholders approved (1) the issuance of 2,400,000 Preferred Shares (and the issuance of shares of the Registrant’s common stock upon conversion of the Preferred Shares) and the related issuance to FIC of a warrant (the “FIC Warrant”) to purchase up to 500,000 shares of Registrant’s common stock (and the issuance of shares of the Registrant’s common stock upon exercise of such warrant); (2) the issuance of warrants (the “Sub-Debt Warrants”) to purchase up to 900,000 shares of Registrant’s common stock (and the issuance of shares of the Registrant’s common stock upon exercise of such warrants); (3) the Third Amendment and Restatement of the Registrant’s Certificate of Incorporation (the “Third Amended and Restated Certificate”) which, among other things, (a) increased the number of authorized shares of the Registrant’s common stock from 18,000,000 to 45,000,000, and the number of authorized shares of the Registrant’s preferred stock from 5,000,000 to 10,000,000, (b) established the terms of the Preferred Shares, and (c) established the powers and authority of an Executive Committee of the Registrant; and (4) the Third Amendment and Restatement of the Registrant’s By-laws, which, among other things, established the structure of the Executive Committee and revised the Registrant’s rules with respect to stockholder proposals and director nomination procedures.

On September 29, 2008, following the special meeting, the Registrant filed the Third Amended and Restated Certificate with the Delaware Secretary of State and closed the Transactions, at which time the Company issued the Preferred Shares, the FIC Warrant and the Sub-Debt Warrants.

A copy of the Registrant’s press release, dated September 29, 2008, announcing the closing of the Transactions is attached hereto as Exhibit 99.8 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Restated Revolving Note issued by the Registrant to LaSalle Bank National Association, dated September 24, 2008.

99.2	Seventh Amendment to Loan and Subordinated Debenture Purchase Agreement by and between the Registrant and LaSalle Bank National Association, dated September 24, 2008.

99.3	Registration Rights Agreement by and among the Registrant, the parties listed on Exhibit A and Exhibit B attached thereto and Financial Investments Corporation, dated September 29, 2008, the form of which was filed by the Registrant on September 5, 2008 as an exhibit to Exhibit 10.2 to Current Report on Form 8-K.

99.4	Management Services Agreement, dated September 29, 2008, by and between the Registrant and Financial Investments Corporation, the form of which was filed by the Registrant on September 5, 2008 as an exhibit to Exhibit 10.2 to Current Report on Form 8-K.

99.5	FIC Warrant, dated September 29, 2008, issued by the Registrant to Financial Investments Corporation, the form of which was filed by the Registrant on September 5, 2008 as an exhibit to Exhibit 10.2 to Current Report on Form 8-K.

99.6	Employment Agreement, dated September 4, 2008, by and among the Registrant, Cole Taylor Bank and Bruce W. Taylor, filed by the Registrant on September 5, 2008 as Exhibit 10.4 to Current Report on Form 8-K.

99.7	Consulting Agreement, dated September 4, 2008, by and among the Registrant, Cole Taylor Bank and Jeffrey W. Taylor, filed by the Registrant on September 5, 2008 as Exhibit 10.5 to Current Report on Form 8-K.

99.8	Press release, dated September 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2008

TAYLOR CAPITAL GROUP, INC.

By:	/s/ ROBIN VANCASTLE
Robin VanCastle
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Restated Revolving Note issued by the Registrant to LaSalle Bank National Association, dated September 24, 2008.

99.2	Seventh Amendment to Loan and Subordinated Debenture Purchase Agreement by and between the Registrant and LaSalle Bank National Association, dated September 24, 2008.

99.3	Registration Rights Agreement by and among the Registrant, the parties listed on Exhibit A and Exhibit B attached thereto and Financial Investments Corporation, dated September 29, 2008, the form of which was filed by the Registrant on September 5, 2008 as an exhibit to Exhibit 10.2 to Current Report on Form 8-K.

99.4	Management Services Agreement, dated September 29, 2008, by and between the Registrant and Financial Investments Corporation, the form of which was filed by the Registrant on September 5, 2008 as an exhibit to Exhibit 10.2 to Current Report on Form 8-K.

99.5	FIC Warrant, dated September 29, 2008, issued by the Registrant to Financial Investments Corporation, the form of which was filed by the Registrant on September 5, 2008 as an exhibit to Exhibit 10.2 to Current Report on Form 8-K.

99.6	Employment Agreement, dated September 4, 2008, by and among the Registrant, Cole Taylor Bank and Bruce W. Taylor, filed by the Registrant on September 5, 2008 as Exhibit 10.4 to Current Report on Form 8-K.

99.7	Consulting Agreement, dated September 4, 2008, by and among the Registrant, Cole Taylor Bank and Jeffrey W. Taylor, filed by the Registrant on September 5, 2008 as Exhibit 10.5 to Current Report on Form 8-K.

99.8	Press release, dated September 29, 2008, announcing the closing of the sale of the preferred stock and subordinated bank notes and warrants.